Commitments	12 Months Ended
Jun. 30, 2020
Commitments [Abstract]
Commitments

14. Commitments

a.	Capital commitments

The Group did not have any commitments for future capital expenditure outstanding as of June 30, 2020 and June 30, 2019.

b.	Purchase commitments

In the year ended June 30, 2020, the Group entered into a manufacturing service agreement with Lonza for the supply of commercial product for the potential approval and launch of RYONCIL for the treatment of pediatric acute graft versus host disease in the US market. This agreement contains lease and non-lease components with a non-cancellable term of 4.5 years. The agreement contains a minimum financial commitment of $49.5 million. The Group has accounted for the lease component within the agreement as a lease liability separately from the non-lease components. As of June 30, 2020, the minimum financial commitment of the lease component is $5.3 million, disclosed within the total contractual cash flows on an undiscounted basis as lease liabilities. The minimum financial commitment of the non-lease component in the agreement is $44.2 million. If there is a significant delay in the expected approval date of the BLA for RYONCIL by the FDA then the minimum financial commitment under this manufacturing services agreement will reduce by $28.3 million, with $2.0 million of this reduction relating to the lease component and $26.3 million relating to the non-lease component of the agreement.

The Group did not have any other purchase commitments as of June 30, 2020.